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                   10.1 AMENDED AND RESTATED STOCK OPTION PLAN

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                               CNB FINANCIAL CORP.
                     AMENDED AND RESTATED STOCK OPTION PLAN
              (AMENDED AND RESTATED IN ITS ENTIRETY MARCH 22, 2007)

                  CNB Financial Corp. (the "Company"), wishes to attract employees and directors to the Company, induce employees and directors to remain with the Company, and encourage them to increase their efforts to make the Company and its subsidiary, Commonwealth National Bank (the "Bank"), more successful. In furtherance thereof, the CNB Financial Corp. Amended and Restated Stock Option Plan (formerly known as the "Commonwealth National Bank 2001 Stock Option Plan") is designed to provide equity-based incentives to employees and directors of the Company and the Bank.

                  1. Definitions.
                     -----------

                  Whenever used herein, the following terms shall have the meanings set forth below:

                  "Award Agreement" means a written agreement in a form approved by the Committee to be entered into by the Company and the Optionee of an Option, as provided in Section 4.

                  "Bank" means Commonwealth National Bank, a national banking association.

                  "Board" means the Board of Directors of the Bank.

                  "Cause" means, unless otherwise provided in the Optionee's Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Bank, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Bank or involving fraud, misappropriation or embezzlement, (iv) a material breach of the Optionee's employment agreement (if any) with the Bank, (v) engagement in misconduct, neglect, fraud, misappropriation or embezzlement in the course of performance of the Optionee's duties, or any other act which is to the detriment of the Bank, as determined in the discretion of the Committee, or
(vi) any illegal act detrimental to the Bank.

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                  "Change in Control" shall be deemed to have occurred with
respect to Bank or the Company if any "Person," as hereinafter defined, has acquired control of the Bank or the Company. A "Person" has control if:

                  (i) the Person, directly or indirectly, or acting through one
(1) or more other Persons, owns, controls or has power to vote twenty-five percent (25%) or more of the voting common stock of the Company;

                  (ii) the Company consummates a merger, consolidation, sale of substantially all its assets, or substantially similar reorganization transaction with such Person, excluding, however, any merger, consolidation, sale of substantially all its assets, or substantially similar reorganization transaction in which immediately after such transaction, the shareholders of the Company, in their capacities as such and as a result thereof, shall own at least fifty percent (50%) in voting power of the then outstanding securities of the Company or of any surviving corporation or business entity pursuant to any such transaction;

                  (iii) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constitute the Board of Directors the Company cease for any reason to constitute a majority of such Board, unless the election, or the nomination for election of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were Directors at the beginning of such period; or

                  (iv) the Board of Directors of the Company, by vote of a majority of all the Directors, adopts a resolution to the effect that a "Change-in-Control" has occurred for purposes of the Plan.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Committee appointed by the Board under
Section 3.

                  "Common Stock" means the Company's Common Stock, par value $1.00, either currently existing or authorized hereafter.

                  "Company" means CNB Financial Corp., a parent holding company for the Bank or its successor.

                  "Disability," unless otherwise provided by the Committee in the Optionee's Award Agreement with respect to Non-Qualified Stock Options, shall have the meaning set forth in Section 22(e)(3) of the Code.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" per Share as of a particular date means
(i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in

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such market, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party) as may be established by the Committee in its discretion; provided that, where the Shares are so listed or traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the Shares have not been traded for 10 trading days.

                  "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422(b) of the Code.

                  "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

                  "Option" means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

                  "Optionee" means an employee or director of the Bank to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

                  "Option Price" means the exercise price per Share.

                  "Person" means any individual, corporation, partnership, company or other entity, and shall include a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934.

                  "Plan" means this CNB Financial Corp. Amended and Restated Stock Option Plan, as set forth herein and as the same may from time to time be amended.

                  "Retirement" means, unless otherwise provided by the Committee in the Optionee's Award Agreement, the termination (other than for Cause) of employment of an Optionee on or after the Optionee's attainment of age 65 or on or after the Optionee's attainment of age 55 with five consecutive years of service with the Company or the Bank.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means shares of Common Stock of the Company.

                  "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

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                  2. Effective Date and Termination of Plan.
                     --------------------------------------

                  The Plan was approved by shareholders and became effective on November 6, 2001. The Plan was amended and restated in its entirety on March 22, 2007. The Plan shall terminate on, and no Option shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by
(i) the Board or (ii) the shareholders of the Bank; provided, however, that the Board may at any time prior to that date terminate the Plan.

                  3. Administration of Plan.
                     ----------------------

                  The Plan shall be administered by the Committee appointed by the Board. During any time that Shares are registered under the Securities Act, the Committee shall consist of two or more individuals each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Options), qualify as "outside directors" for purposes of Section 162(m) of the Code. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder.

                  4. Eligibility and Grant of Options; Committee Authority
                     -----------------------------------------------------

                  Subject to the provisions of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements: (i) authorize the granting of Options to employees and directors of the Bank and the Company;
(ii) determine and designate from time to

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time those employees and directors of the Bank and the Company to whom Options are to be granted and the number of Shares to be optioned to each employee or director; (iii) determine whether to grant Incentive Stock Options, or Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees; (iv) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate. In determining the eligibility of an employee or director to receive an Option, as well as in determining the number of Shares to be optioned to any employee or director, the Committee may consider the position and responsibilities of the employee or director, the nature and value to the Bank and the Company of the employee's or director's services and accomplishments, the employee's or director's present and potential contribution to the success of the Bank and the Company and such other factors as the Committee may deem relevant. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. The Optionee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of the Plan and the Award Agreement. The Committee shall cause each Option to be designated as an Incentive Stock Option or a Non-Qualified Stock Option.

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                  5. Number of Shares Subject to Options.
                     -----------------------------------

                  Options with respect to an aggregate of no more than 400,000 Shares may be granted under the Plan. Notwithstanding the foregoing provision of this Section 5, Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option may be the subject of the grant of further Options. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

                  The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

                  6. Option Price.
                     ------------

                  The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different exercise prices for specified amounts of Shares subject to the Option. The Option Price with respect to each Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code relating to certain 10% owners) of the Fair Market Value of a Share on the day the Option is granted.

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                  7. Period of Option and Vesting.
                     ----------------------------

                  (a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder (including the forfeiture provisions of Section 9(b)) or under the Award Agreement.

                  (b) Each Option, to the extent that there has been no termination of the Optionee's employment or service as a director and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable, unless otherwise set forth in the applicable Award Agreement, as follows:

         For the Period Ending                 Percent of the Grant
         ---------------------                 --------------------
                                                   Exercisable
                                                   -----------

         First Anniversary of
         the date of Grant                           25%

         Second Anniversary of
         the date of Grant                           50%

         Third Anniversary of
         the date of Grant                           75%

         Fourth Anniversary of
         the date of Grant                           100%



Unless otherwise provided in the Award Agreement or herein, no Option (or portion thereof) shall ever be exercisable if the Optionee's employment or service as a director with the Bank or the Company has terminated before the time at which such Option would otherwise have become exercisable, and any Option that would otherwise become

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exercisable after such termination shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 7(b), Options exercisable pursuant to the schedule specified by the Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

                  8. Exercisability Upon and After Termination of Optionee.
                     -----------------------------------------------------

                  (a) Unless otherwise provided in the Award Agreement, if the Optionee's employment or service as a director with the Bank or the Company is terminated other than by termination by the Optionee or termination by the Bank of the Company for Cause and other than by reason of death, Disability, or, in the case of Non-Qualified Stock Options, Retirement, no exercise of an Option may occur after the expiration of the 3-month period following the termination, or if earlier, the expiration of the term of the Option as provided under
Section 7. Unless otherwise provided in the Award Agreement, if the Optionee's employment or service as a director with the Bank or the Company is terminated by reason of death, Disability, or, in the case of Non-Qualified Stock Options, Retirement, no exercise of an Option may occur after the expiration of the 1-year period following the termination, or if earlier, the expiration of the term of the Option as provided under Section 7.

                  (b) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if (i) the Optionee's employment or service as a director is terminated by the Bank or the Company for Cause or (ii) the Optionee voluntarily terminates employment or service as a director with the Bank or the Company (other than on account of death, Retirement

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or Disability) the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

                  (c) Except as may otherwise be expressly set forth in this
Section 8, and except as may otherwise be expressly provided under the Award Agreement, no provision of this Section 8 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment or service as a director.

                  9. Exercise of Options.
                     -------------------

                  (a) Subject to vesting and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

                  (b) Without limiting the scope of the Committee's discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

                  (c) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of
Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

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                  10. Payment.
                      -------

                  (a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

                  (i) a certified or bank cashier's check;

                  (ii) if approved by the Committee in its discretion, Shares of previously owned Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

                  (iii) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

                  (iv) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.


                  (b) The Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

                  (c) Except in the case of Options exercised by certified or bank cashier's check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional Shares resulting from an Optionee's election that is accepted by the Company shall in the discretion of the Committee be paid in cash.

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                  11. Tax Withholding.
                      ---------------

                  The Committee may, in its discretion, require the Optionee to pay to the Company at the time of exercise of any Option the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Upon exercise of the Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate. Notwithstanding anything contained in the Plan to the contrary, the Optionee's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Optionee, and the failure of the Optionee to satisfy such requirements with respect to the exercise of an Option shall cause such Option to be forfeited.

                  12. Exercise by Successors.
                      ----------------------

                  An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall

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state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

                  13. Nontransferability of Option.
                      ----------------------------

                  Each Option granted under the Plan shall by its terms be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his or her death.

                  14. Right of First Refusal; Right of Repurchase; Transfer
                      -----------------------------------------------------
                      Restrictions.
                      ------------


                  a. At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received in connection with Options shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at the Fair Market Value of the Shares (unless otherwise provided in the Award Agreement), or, otherwise at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter, subject to such other terms and conditions as the Committee may specify at the time of grant.

                  b. Any Shares issued pursuant to an Option shall be subject to such transfer restrictions as may be set forth in the Optionee's Award Agreement (including, without limitation, the requirement that any Shares acquired prior to the time such Shares are registered under the Securities Act, be assigned and subject to a voting trust with terms determined by the Committee).

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                  15. Regulations and Approvals.
                      -------------------------

                  (a) The obligation of the Company to sell Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  (b) The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options.

                  (c) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

                  (d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only

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and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

                  16.  Administrative Rules; Interpretation.
                       ------------------------------------

                  The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may
(i) determine (A) the conditions under which an Optionee will be considered to have retired or become disabled and (B) whether any Optionee has done so; (ii) establish or assist in the establishment of a program (which need not be administered in a nondiscriminatory or uniform manner) under which the Bank or a third party may make bona-fide loans on arm's-length terms to any or all Optionees to assist such Optionees with the satisfaction of any or all of the obligations that such Optionees may have hereunder or under which third-party sales may be made for such purpose (including, without limitation, a broker assisted cashless exercise where a third party would advance the aggregate Option Price to the Optionee and be repaid with Option stock or the proceeds thereof; (iii) determine the extent, if any, to which Options or Shares shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder);
(iv) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; and (v) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. The Committee may in the Award Agreement provide that the Optionee shall notify the Company of the failure to meet any holding period requirement under the Code applicable to Shares received upon the exercise of an Incentive Stock Option. Unless otherwise expressly provided hereunder, the Committee, with respect to

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any Option, may exercise its discretion hereunder at the time of the award or thereafter. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons.

                  17. Amendments.
                      ----------

                  The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to Options previously granted unless such amendments are in connection with compliance with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained. Without limiting the generality of the foregoing, the Committee may (subject to such considerations as may arise under Section 16 of the Exchange Act, or under other corporate, securities or tax laws) take any steps it deems appropriate, that are not inconsistent with the purposes and intent of the Plan, or to take into account the provisions of
Section 162(m) of the Code.

                  18. Changes in Capital Structure.
                      ----------------------------

                  If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment

                                       15
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of the Committee necessitates action by way of adjusting the terms of the outstanding Options, then the Committee may forthwith take any such action as in its judgment shall be necessary to preserve to the Optionees rights substantially proportionate to the rights existing prior to such event, and to maintain the continuing availability of Shares under Section 5 (if Shares are otherwise then available) in a manner consistent with the intent hereof, including, without limitation, adjustments in (x) the number and kind of shares or other property subject to Options, (y) the Option Price, and (z) the number and kind of shares available under Section 5. To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to outstanding Options, the number of Shares (or units) available under Section 5 shall be increased or decreased, as the case may be, proportionately, as may be provided by the Committee in its discretion.

                  If a Change in Control shall occur, then the Committee as constituted immediately before the Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability of the Options).

                  The judgment of the Committee with respect to any matter referred to in this Section 18 shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

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
                  19. Notices.
                      -------

                  All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 19.

                  20. Rights as Shareholder.
                      ---------------------

                  Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of death shall have any rights of a shareholder with respect to the Shares subject to an Option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the Option as provided for herein.

                  21. Rights to Employment.
                      --------------------

                  Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Bank or the Company or to continue as a director of the Bank or the Company or interfere in any way with the right of the Company and its shareholders to terminate the individual's employment or service as a director at any time.

                  22. Exculpation and Indemnification.
                      -------------------------------

                  The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

                  23. Captions.
                      --------

                  The use of captions in this Plan is for convenience. The captions are not intended to and do not provide substantive rights.

                  24. Severability.
                      ------------

                  The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

                  25. Governing Law.
                      -------------

                  The Plan shall be governed by the laws of Massachusetts, without reference to principles of conflict of laws.